                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 27, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                   001-13533              74-2830661
---------------------------------   ----------------   -------------------------
 (State or other jurisdiction of    (Commission File       (I.R.S. Employer
 incorporation or organization)          Number)          Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)
[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

                                Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by NovaStar
Financial, Inc. ("NFI") with the Securities and Exchange Commission on July 30,
2007 (the "Original 8-K") to clarify the description of the number of shares of its authorized, issued and outstanding capital stock after the one-for-four reverse stock split of its common stock, par value $0.01 per share, which occurred on July 27, 2007 (the "Reverse Stock Split"). Other than amendments to
Item 3.03, Item 5.03 and Item 7.01 of the Original 8-K, no other changes are being made to the Original 8-K.

Item 3.03 Material Modification to Rights of Security Holders

On August 2, 2007, NFI issued a press release to clarify the information it reported in a press release issued on July 27, 2007 and in the Original 8-K, with respect to its authorized, issued and outstanding shares of capital stock after the Reverse Stock Split. A copy of the press release announcing the clarification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On August 2, 2007, NFI issued a press release to clarify the information it reported in a press release issued on July 27, 2007 and in the Original 8-K, with respect to its authorized, issued and outstanding shares of capital stock after the Reverse Stock Split. A copy of the press release announcing the clarification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 2, 2007, NFI issued a press release to clarify the information it reported in a press release issued on July 27, 2007 and in the Original 8-K, with respect to its authorized, issued and outstanding shares of capital stock after the Reverse Stock Split. A copy of the press release announcing the clarification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

99.1           Press Release of NovaStar Financial, Inc., dated August 2, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  August 2, 2007                  /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

                                Index to Exhibits

Exhibit No.    Document

99.1           Press Release of NovaStar Financial, Inc., dated August 2, 2007.

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